Exhibit 1

DOLP Trust 2021-NYC

Commercial Mortgage Pass-Through Certificates, Series 2021-NYC

Report To:

Banc of America Merrill Lynch Large Loan, Inc.

Bank of America, N.A.

BofA Securities, Inc.

Wells Fargo Bank, National Association

Wells Fargo Securities, LLC

Citi Real Estate Funding Inc.

Citigroup Global Markets Inc.

1 April 2021

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Banc of America Merrill Lynch Large Loan, Inc. Bank of America, N.A. BofA Securities, Inc. One Bryant Park New York, New York 10036	Citi Real Estate Funding Inc. 388 Greenwich Street New York, New York 10013

Wells Fargo Bank, National Association Wells Fargo Securities, LLC 30 Hudson Yards New York, New York 10001	Citigroup Global Markets Inc. 390 Greenwich Street, 5th Floor New York, New York 10013

Re:	DOLP Trust 2021-NYC (the “Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2021-NYC (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Banc of America Merrill Lynch Large Loan, Inc. (the “Depositor”) provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 April 2021

Attachment A Page 1 of 4

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The assets of the Issuing Entity will consist primarily of three promissory notes evidencing a ten-year, fixed-rate interest-only mortgage loan (the “Mortgage Loan”) and
b.	The Mortgage Loan is secured by, among other things, first-lien mortgages on the borrowers’ fee simple interests in two office buildings consisting of approximately 1.8 million square feet and located at 1133 Avenue of the Americas and 114 West 47th Street in New York, New York (the “Properties”).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Mortgage Loan and Properties which is expected to be as of 20 April 2021 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

Attachment A Page 2 of 4

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Mortgage Loan and Properties as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Payment Date,” as shown on the Final Data File, we recalculated the “Seasoning” of the Mortgage Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:
a.	First Payment Date and
b.	Maturity Date,

as shown on the Final Data File, we recalculated the “Original Loan Term (mos)” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

6.	The applicable Source Document(s) indicate that the Mortgage Loan is interest-only for its entire term. Based on this information, the Depositor instructed us to:
a.	Use “0” for the:
i.	Original Amortization Term (mos) and
ii.	Remaining Amortization Term (mos)

of the Mortgage Loan,

b.	Use the “Original Loan Term (mos),” as shown on the Final Data File, for the original interest-only period of the Mortgage Loan (the “Original IO Term (mos)”) and
c.	Use the “Trust Original Balance” of the Mortgage Loan and each Property, as shown on the Final Data File, for the:
i.	Principal balance of the Mortgage Loan and each Property as of the Reference Date (the “Trust Cut-off Date Balance”) and
ii.	Principal balance of the Mortgage Loan and each Property as of the “Maturity Date” of the related Mortgage Loan (the “Trust Maturity Balance”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 4

7.	Using the:
a.	Original Loan Term (mos),
b.	Original IO Term (mos) and
c.	Seasoning,

as shown on the Final Data File, we recalculated the:

i.	Remaining Loan Term (mos) and
ii.	Remaining IO Term (mos)

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

8.	Using the:
a.	Trust Original Balance,
b.	Interest Rate and
c.	Interest Accrual Method,

as shown on the Final Data File, and the calculation methodologies provided by the Depositor described in the succeeding paragraph(s) of this Item, we recalculated the:

i.	Monthly IO Payment,
ii.	Annual IO Debt Service and
iii.	Annual Debt Service For Calcs

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Monthly IO Payment” of the Mortgage Loan as 1/12th of the product of the:

a.	Trust Original Balance and
b.	Interest Rate,

as shown on the Final Data File.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Annual IO Debt Service” and “Annual Debt Service For Calcs” of the Mortgage Loan as twelve (12) times the “Monthly IO Payment,” as shown on the Final Data File.

Attachment A Page 4 of 4

9.	Using the:

a.                   Annual IO Debt Service,

b.	Underwritten NOI,
c.	Underwritten NCF,
d.	Appraisal Value and
e.	Total Units,

as shown on the Final Data File, and the applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:

i.	UW NOI DSCR,
ii.	UW NCF DSCR,
iii.	UW NOI Debt Yield,
iv.	UW NCF Debt Yield,
v.	Cut-off Date LTV,
vi.	Maturity Date LTV,
vii.	Loan Per Unit and
viii.	Appraised Value Per Unit

of the Mortgage Loan, and with respect to viii. above, of each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to:

a.	Round each of the recalculated characteristics listed in i. through ii. above to two decimal places and
b.	Round each of the recalculated characteristics listed in iii. through vi. above to the nearest 1/10th of one percent.

10.	Using the:
a.	Administrative Fee Rate and
b.	Interest Rate,

as shown on the Final Data File, we recalculated the “Net Interest Rate” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

11.	Using the:
a.	Total Units,
b.	Largest Tenant 1 Sq. Ft.,
c.	Largest Tenant 2 Sq. Ft.,
d.	Largest Tenant 3 Sq. Ft.,
e.	Largest Tenant 4 Sq. Ft. and
f.	Largest Tenant 5 Sq. Ft.,

as shown on the Final Data File, we recalculated the:

i.	Largest Tenant 1 % of Total SF,
ii.	Largest Tenant 2 % of Total SF,
iii.	Largest Tenant 3 % of Total SF,
iv.	Largest Tenant 4 % of Total SF and
v.	Largest Tenant 5 % of Total SF

of each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A Page 1 of 2

Source Documents

Mortgage Loan Source Documents

Source Document Title	Source Document Date

Note Splitter Agreement (see Note 1)	30 March 2021

Promissory Notes (see Note 1)	30 March 2021

Loan Agreement (see Note 1)	31 March 2021

Cash Management Agreement (see Note 1)	23 March 2021

Guaranty Agreement (see Note 1)	23 March 2021

Environmental Indemnity Agreement (see Note 1)	23 March 2021

Non-Consolidation Letter (see Note 1)	25 March 2021

Contribution Agreement (see Note 1)	26 March 2021

Mortgage Agreements (see Note 1)	30 March 2021

Property Source Documents

Source Document Title	Source Document Date

Appraisal Reports	19 March 2021

Engineering Reports	22 February 2021

Environmental Phase I Reports	22 February 2021

USPS Internet Site (www.usps.com)	Not Applicable

Underwriter’s Summary Report	Not Dated

Underwritten Rent Roll	1 March 2021

Pro-forma Title Policy	Not Dated

Lease Agreements	Various

Lease Amendments	Various

Lease Estoppels	Various

Exhibit 1 to Attachment A Page 2 of 2

Property Source Documents (continued)

Source Document Title	Source Document Date

Assignments of Management Agreements (see Note 1)	24 March 2021

Management Agreements	Various

CRE Insurance Risk Analysis	22 March 2021

Insurance Certificates	Various

Historical Capital Improvement Reports	Not Dated

Historical Occupancy Report	Not Dated

CoStart Market Reports	Various

Bloomberg Screenshots for Tenant Credit Ratings	Not Dated

Zoning Memo	9 March 2021

Zoning Reports	17 March 2021

Note:

1.	The indicated Source Document(s) that were provided to us by the Depositor are draft document(s). For the purpose of the procedures described in this report, the Depositor instructed us to treat the indicated Source Document(s) as fully executed.

Exhibit 2 to Attachment A Page 1 of 4

Compared Characteristics and Source Documents

Property Information:

Characteristic	Source Document(s)

Street Address (see Note 1)	Appraisal Report
City (see Note 1)	Appraisal Report
State (see Note 1)	Appraisal Report
Zip Code	USPS Internet Site (www.usps.com)
County	USPS Internet Site (www.usps.com)
Property Type	Appraisal Report
Property SubType	Appraisal Report
Year Built	Appraisal Report
Most Recent Renovation	Appraisal Report
Total Units	Underwritten Rent Roll
Occupancy Rate	Underwritten Rent Roll
Occupancy As of Date	Underwritten Rent Roll
Title Type	Pro-forma Title Policy

Third Party Information:

Characteristic	Source Document(s)

Appraisal Value (see Note 2)	Appraisal Report
Appraisal Date (see Note 2)	Appraisal Report
Environmental Phase I Report Date	Environmental Phase I Report
Engineering Report Date	Engineering Report

Major Tenant Information: (see Note 3)

Characteristic	Source Document(s)

Largest Tenant 1	Underwritten Rent Roll
Largest Tenant 1 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 1 Expiration	Underwritten Rent Roll
Largest Tenant 2	Underwritten Rent Roll
Largest Tenant 2 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 2 Expiration	Underwritten Rent Roll
Largest Tenant 3	Underwritten Rent Roll
Largest Tenant 3 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 3 Expiration	Underwritten Rent Roll
Largest Tenant 4	Underwritten Rent Roll
Largest Tenant 4 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 4 Expiration	Underwritten Rent Roll
Largest Tenant 5	Underwritten Rent Roll
Largest Tenant 5 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 5 Expiration	Underwritten Rent Roll

Exhibit 2 to Attachment A Page 2 of 4

Underwriting Information: (see Note 4)

Characteristic	Source Document(s)

Third Most Recent NOI Date	Underwriter’s Summary Report
Third Most Recent NOI	Underwriter’s Summary Report
Second Most Recent NOI Date	Underwriter’s Summary Report
Second Most Recent NOI	Underwriter’s Summary Report
Most Recent NOI Date	Underwriter’s Summary Report
Most Recent Description	Underwriter’s Summary Report
Most Recent Revenue	Underwriter’s Summary Report
Most Recent Expenses	Underwriter’s Summary Report
Most Recent NOI	Underwriter’s Summary Report
Most Recent NCF	Underwriter’s Summary Report
Underwritten Revenue	Underwriter’s Summary Report
Underwritten Expenses	Underwriter’s Summary Report
Underwritten NOI	Underwriter’s Summary Report
Underwritten Capital Items	Underwriter’s Summary Report
Underwritten NCF	Underwriter’s Summary Report

Reserve and Escrow Information:

Characteristic	Source Document(s)

Real Estate Tax Escrow - Initial	Loan Agreement
Real Estate Tax Monthly Escrow	Loan Agreement
Insurance Escrow - Initial	Loan Agreement
Insurance Monthly Escrow	Loan Agreement
Replacement Reserve Escrow - Initial	Loan Agreement
Replacement Reserve Monthly Escrow	Loan Agreement
Immediate Repairs Escrow - Initial	Loan Agreement
Immediate Repairs Monthly Escrow	Loan Agreement
TI/LC Escrow - Initial	Loan Agreement
TI/LC Monthly Escrow	Loan Agreement
Other Escrow 1 Description	Loan Agreement
Other Escrow 1 Initial	Loan Agreement
Other Escrow 1 Monthly	Loan Agreement
Other Escrow 2 Description	Loan Agreement
Other Escrow 2 Initial	Loan Agreement
Other Escrow 2 Monthly	Loan Agreement

Exhibit 2 to Attachment A Page 3 of 4

Mortgage Loan Information:

Characteristic	Source Document(s)

Borrower Name	Loan Agreement
Trust Original Balance	Loan Agreement and Contribution Agreement
Amortization Type	Loan Agreement
Interest Accrual Method	Loan Agreement
First Payment Date (see Note 5)	Loan Agreement
Maturity Date	Loan Agreement
Payment Day of Month	Loan Agreement
Payment Grace Period Event of Default	Loan Agreement
Payment Grace Period Event of Late Fee	Loan Agreement
Balloon Grace Period Event of Default	Loan Agreement
Balloon Grace Period Event of Late Fee (see Note 6)	Loan Agreement
Interest Rate	Loan Agreement
Prepay Description	Loan Agreement
Lockbox (see Note 7)	Loan Agreement
Cash Management (see Note 8)	Loan Agreement
Cash Flow Sweep Trigger	Loan Agreement
Single Purpose Entity	Loan Agreement
Independent Director	Loan Agreement
Carve-out Guarantor(s)	Guaranty Agreement
Future Additional Debt Permitted (Y/N)	Loan Agreement
Future Additional Debt Type	Loan Agreement
Future Additional Debt Limit	Loan Agreement
Non-Consolidation Letter	Non-Consolidation Letter

Notes:

1.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

2.	For the purpose of comparing the “Appraisal Value” and “Appraisal Date” characteristics for the Property identified on the Preliminary Data File as “1133 Sixth Avenue,” the Depositor instructed us to use the "Hypothetical Market Value (Ground Lease Collapsed)” valuation and related date, respectively, as show in the applicable Source Document(s).

3.	For the purpose of comparing the “Major Tenant Information” characteristics, the Depositor instructed us to combine multiple spaces leased by the same tenant with the same lease expiration date, all as shown in the applicable Source Document(s).

Exhibit 2 to Attachment A Page 4 of 4

Notes: (continued)

4.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/- $1 or less.

5.	The loan agreement Source Document indicates that the first “Payment Day of Month” after the end of the first full interest accrual period is in June 2021. The Depositor instructed us to use “5/6/2021” for the “First Payment Date” characteristic, and indicated that the interest-only payment for the Mortgage Loan will be remitted to the Issuing Entity on such date in an amount equal to the applicable interest due for the interest accrual period, as described in the loan agreement Source Document.

6.	The Depositor instructed us to use the “Payment Grace Period Event of Late Fee,” as shown in the applicable Source Document(s), for the “Balloon Grace Period Event of Late Fee” characteristic, as the applicable Source Document(s) did not specify a grace period for the payment due on the “Maturity Date.”

7.	For the purpose of comparing the “Lockbox” characteristic, the Depositor instructed us to use “Hard” if the applicable Source Document(s) require the borrower(s) or manager(s) to direct the tenants to pay rents directly to a lockbox account controlled by the lender(s).

8.	For the purpose of comparing the “Cash Management” characteristic, the Depositor instructed us to use “Springing” if:
a.	Prior to the occurrence of an event of default or one or more specific trigger events described in the applicable Source Document(s), revenue in the lockbox account is transferred to an account controlled by the borrower(s), and
b.	Upon the occurrence of an event of default or one or more specific trigger events described in the applicable Source Document(s), revenue in the lockbox account is transferred to a cash management account controlled by the lender(s), and the funds are disbursed according to the applicable Source Document(s).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A

Provided Characteristics

Characteristic

Property Name
Origination Date
Loan Purpose
Administrative Fee Rate

Note:	We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Characteristics.